SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 30549

                                    ________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             FARO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charger)

                Florida                        59-3157093

      (State of incorporation or            (I.R.S. employer
             organization)                identification no.)

                               125 Technology Park
                            Lake Mary, Florida  32746
                    (Address of principal executive offices)

   Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

        If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

   Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value



        This Registration Statement contains a total of 4 pages. Certain exhibits are incorporated in this Registration Statement by reference to the Registrant's Registration Statement on Form S-1 (Commission File No. 333-32983). The Exhibit Index appears on sequential page no. 4.


   Item 1.   Description of Registrant's Securities to be Registered

        The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, $.001 par value per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on August 6, 1997 under Commission File No. 333-32983 (as amended from time to time, the "Registration Statement"), and as such section may be amended at the time the Registration Statement is declared effective. The form of the Company's Articles of Incorporation and By-laws are filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

   Item 2.   Exhibits

        The following exhibits are filed as part of the Registration
   Statement.

        2(a) Amendment No. 3 to the Registration Statement, as filed with the Securities and Exchange Commission on September 15, 1997.

        2(b) Articles of Incorporation. 1

        2(c) Bylaws. 2

        2(d) Copy of form of stock certificate for the Registrant's Common Stock. 3



   ___________________________

   1 Incorporated herein by reference to Exhibit 3.1 of the Registration Statement filed with the Securities and Exchange Commission on August 6, 1997.

   2 Incorporated herein by reference to Exhibit 3.2 of the Registration Statement filed with the Securities and Exchange Commission on August 6, 1997.

   3 Incorporated by reference to Exhibit 4.1 of Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 10, 1997.

                                 SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      FARO TECHNOLOGIES, INC.
                                      (Registrant)


                                      By:   /s/ Gregory A. Fraser
                                           Gregory A. Fraser
                                           Executive Vice President,
                                           Secretary, Treasurer and Chief
                                           Financial Officer

   Dated:  September 13, 1997

                               EXHIBIT INDEX

                                                                   Sequential
                                                                    Page No.


        2(a) Amendment No. 3 to the Registration Statement, as filed with the Securities and Exchange
             Commission on September 15, 1997.

        2(b) Articles of Incorporation. 1

        2(c) Bylaws. 2

        2(d) Copy of form of stock certificate for the Registrant's Common Stock. 3






   ___________________________

   1 Incorporated herein by reference to Exhibit 3.1 of the Registration Statement filed with the Securities and Exchange Commission on August 6, 1997.

   2 Incorporated herein by reference to Exhibit 3.2 of the Registration Statement filed with the Securities and Exchange Commission on August 6, 1997.

   3 Incorporated by reference to Exhibit 4.1 of Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 10, 1997.